UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                 SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934
                    (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as
    permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                   SEABOARD CORPORATION
_______________________________________________________________________________

     (Name of Registrant as Specified In Its Charter)
_______________________________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:_____________________________________________________________

          _____________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:_____________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):___________

          _____________________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:_____________________

     (5)  Total fee paid:______________________________________________________
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount previously paid:______________________________________________
     (2)  Form, Schedule or Registration Statement No.:________________________
     (3)  Filing party:________________________________________________________
     (4)  Date filed:__________________________________________________________

                   SEABOARD CORPORATION
                   9000 West 67th Street
               Shawnee Mission, Kansas 66202

         NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      APRIL 22, 2013

     Notice is hereby given that the 2013 Annual Meeting of
Stockholders   of   Seaboard   Corporation,   a    Delaware
corporation,  will be held at the Westin  Waltham,  70  3rd
Avenue, Waltham, Massachusetts, on Monday, April 22, 2013, commencing at 9:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

     1.   To elect five directors to hold office until the 2014
          annual  meeting  of  stockholders  and  until   their
          respective successors are duly elected and qualified;

     2. To consider and act upon ratification and approval of the selection of KPMG LLP as the independent auditors of Seaboard for the year ending December 31, 2013;

     3. To consider and act upon a stockholder proposal, if introduced at the meeting, as described in the accompanying proxy statement; and

     4. To transact such other business as properly may come before the meeting.

     The Board of Directors has fixed the close of business
on   Friday,  March  8,  2013,  as  the  record  date   for
determination of the stockholders entitled to notice of, and to vote at, the annual meeting.

                            By order of the Board of Directors,

                            David M. Becker,
                            Senior Vice President,
                            General Counsel and Secretary

March 15, 2013

YOUR  VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO  ATTEND
THE MEETING, PLEASE FOLLOW THE SPECIFIC VOTING INSTRUCTIONS
APPEARING  ON  THE  ENCLOSED  PROXY  CARD  AS  PROMPTLY  AS
POSSIBLE  IN  ORDER  TO ENSURE YOUR REPRESENTATION  AT  THE
MEETING.

   IMPORTANT NOTICE Regarding the Availability of Proxy Materials
      For the Stockholder Meeting to be held on April 22, 2013

This  notice  of  annual  meeting  and  accompanying  proxy
materials  are  available  to  you  on  the  Internet.   We
encourage you to review all of the important information contained in the proxy materials before voting.

  Our Company's Proxy Statement, Annual Report and other
     proxy materials to Stockholders are available at:
 www.seaboardcorp.com (under "Investors" and "SEC Filings" tabs)

                 SEABOARD CORPORATION
                 9000 West 67th Street
            Shawnee Mission, Kansas  66202

                    PROXY STATEMENT
            ANNUAL MEETING OF STOCKHOLDERS
                    APRIL 22, 2013

                                         March 15, 2013
Date, Time and Place of the Meeting

  This  proxy statement is furnished in connection with
the  solicitation  of proxies for  use  at  the  annual
meeting   of   stockholders  of  Seaboard   Corporation
("Seaboard")  to  be held on Monday,  April  22,  2013,
commencing  at  9:00  a.m.,  local  time,  and  at  any
adjournment  thereof.  The meeting is  called  for  the
purposes  set forth in the foregoing Notice  of  Annual
Meeting, and will be held at the Westin Waltham, 70 3rd
Avenue,   Waltham,  Massachusetts.   You   may   obtain
directions to the location of the annual meeting by calling us at (913) 676-8800.

Stockholders Entitled to Vote at the Meeting

  Stockholders  of record as of the close  of  business
on the March 8, 2013 record date are entitled to notice
of,  and  to  vote at, the annual meeting  and  at  any
adjournment thereof.  Seaboard had 1,197,513.24  shares
of  common  stock,  $1.00  par value,  outstanding  and
entitled  to  vote as of the record  date.   Each  such
share of common stock is entitled to one vote on each matter properly to come before the annual meeting.
This proxy statement and the enclosed form of proxy were first sent or given to stockholders on or about
March 15, 2013.

Quorum Requirement

  A  quorum  of  stockholders is necessary  to  hold  a
valid meeting.  A majority of our outstanding shares of
common  stock  on  the record date, or 598,757  shares,
will  be  needed to establish a quorum for  the  annual
meeting.   Votes  cast at the annual  meeting  will  be
tabulated   by  persons  duly  appointed  to   act   as
inspectors  of  election  and  voting  for  the  annual
meeting.   The inspectors of election and  voting  will
treat  shares  represented by  a  properly  signed  and
returned  proxy  as present at the annual  meeting  for
purposes  of  determining a quorum, without  regard  to
whether  the  proxy  is marked as  casting  a  vote  or
abstaining.  Likewise, the inspectors will treat shares
of  stock represented by proxies reflecting one or more
"broker   non-votes"  as  present   for   purposes   of
determining a quorum. Broker non-votes are proxies with respect to shares held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote with respect to one or more matters; (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity; and (iii) the record holder has indicated on the proxy card or otherwise notified Seaboard that it does not have authority to vote such shares on such matter or matters.

Attending the Meeting and Voting in Person

  If  you plan to attend the annual meeting and vote in
person,  we  will  give you a ballot when  you  arrive.
However,  if your shares are held in the name  of  your
broker, bank or other nominee (commonly referred to  as
being held in "street" name), proof of ownership may be
required  for  you to be admitted to  the  meeting.   A
recent brokerage statement and letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Voting by Proxy

  The  Board  of Directors solicits your proxy  in  the
form  enclosed for use at the annual meeting.  You  may
vote your shares by completing the proxy card with your
vote,  signature and date, and returning it by mail  in
the   envelope   provided,  or  you  can   follow   the
instructions  on the proxy card to cast your  vote  via
the  Internet or telephone.  Any stockholder  giving  a
proxy  in accordance with the enclosed form may  revoke
it  at  any time before it is exercised.  A stockholder
may  revoke  his  or  her proxy by  delivering  to  the
Secretary of Seaboard a written notice of revocation or
a  duly  executed  proxy bearing a later  date,  or  by
attending  the  meeting and voting in person.   A  duly
completed proxy will be voted at the annual meeting  in
accordance  with  the instructions of the  stockholder.
Where  a  stockholder's  voting  instructions  are  not
specified   in   the   completed  proxy,   the   shares
represented  by  the  proxy will  be  voted  "for"  the
election  of  the nominees for director listed  herein,
"for"  ratification of the selection  of  KPMG  LLP  as
independent  auditors  for  2013,  and  "against"   the
stockholder  proposal  described herein  that  requests
Seaboard  to  report  its  charitable,  political   and
lobbying  contributions.  The Board of  Directors  does
not know of any matters that will be brought before the
meeting  other than those referred to in the Notice  of
Annual  Meeting.  However, if any other matter properly
comes  before  the  meeting, it is  intended  that  the
persons  named in the enclosed form of proxy, or  their
substitutes acting thereunder, will vote on such matter
in  accordance with their discretion and judgment.   If
your shares of common stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Seaboard will bear all expenses in connection with the solicitation of proxies, including preparing, assembling and mailing this proxy statement.
After the initial mailing of this proxy statement, proxies may be solicited by mail, telephone, facsimile transmission or personally by directors, officers, employees or agents of Seaboard. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses will be paid by Seaboard.

Vote Required

  A   favorable  plurality  of  votes  cast  (a  number
greater  than  those cast for any other candidates)  is
necessary  to elect members of the Board of  Directors.
Accordingly, abstentions or broker non-votes as to  the
election  of directors will not affect the election  of
the  candidates receiving the plurality of votes.   The
other   proposals   set  forth   herein   require   the
affirmative   vote  of  a  majority   of   the   shares
represented  at  the  meeting.  Shares  represented  by
broker non-votes as to such matters are treated as  not
being  present for the purposes of such matters,  while
abstentions  as  to such
matters are treated  as  being present  but not  voting
in the  affirmative.  Accordingly, the effect of broker
non-votes  is  only  to  reduce  the  number  of shares
considered to be  present for   the   consideration  of
such   matters,   while  abstentions will have the same
effect as votes  against the matter.

                PRINCIPAL STOCKHOLDERS

  The  following  table sets forth certain  information
as  of  January  31,  2013 (unless otherwise  indicated
below) regarding the beneficial ownership of Seaboard's
common  stock by the only persons known to  us  to  own
beneficially  5  percent or more of  Seaboard's  common
stock.   Unless  otherwise  indicated,  all  beneficial
ownership consists of sole voting and sole investment power.

       Name and Address                   Amount and Nature of      Percent
      of Beneficial Owner                 Beneficial Ownership     of Class
      _________________________________________________________________________

      Steven J. Bresky(1)                      902,511.24            75.4%
      c/o Seaboard Flour LLC
      1320 Centre Street, Suite 200
      Newton Center, MA 02459

      Seaboard Flour LLC(2)                    465,825.69            38.9%
      1320 Centre Street, Suite 200
      Newton Center, MA 02459

      SFC Preferred LLC(2)                     428,122.55            35.8%
      1320 Centre Street, Suite 200
      Newton Center, MA  02459

      FMR LLC(3)                                60,895                5.1%
      82 Devonshire Street
      Boston, MA  02109

__________________

(1) The    shares    reported  include  2,538  shares  of
    Seaboard's     common    stock    owned     directly;
    465,825.69  shares  of Seaboard's common  stock  that
    may  be  attributed to S. Bresky  by  virtue  of  his
    position as sole manager of Seaboard Flour LLC,  with
    the  right to vote Seaboard shares owned by  Seaboard
    Flour  LLC;  428,122.55 shares of  Seaboard's  common
    stock  that may be attributed to S. Bresky by  virtue
    of     his    position    as    sole    manager    of
    SFC  Preferred  LLC, with the right to vote  Seaboard
    shares  owned by SFC Preferred LLC; 1,775  shares  of
    Seaboard's  common stock that may  be  attributed  to
    S.  Bresky, as co-trustee of a trust which owns  such
    shares;  and 4,250 shares of Seaboard's common  stock
    that  may be attributed to him as co-trustee  of  the
    "Bresky  Foundation" trust.  All of the common  units
    of   Seaboard   Flour  LLC  and  SFC  Preferred   LLC
    (collectively, the "Seaboard Flour Entities") are held by S. Bresky and other members of the Bresky family, including trusts created for their benefit.

(2) S.  Bresky,   Chairman  of  the  Board, President and
    Chief   Executive  Officer  of  Seaboard,  and  other
    members  of  the  Bresky  family,  including   trusts
    created  for their benefit, beneficially own  all  of
    the  common  units  of the Seaboard  Flour  Entities.
    S.  Bresky is the co-trustee and beneficiary of  some
    of  the  trusts  owning units of the  Seaboard  Flour
    Entities,   and  may  be  deemed  to  have   indirect
    beneficial ownership of Seaboard's common stock held by the Seaboard Flour Entities by virtue of his position as manager of both of the Seaboard Flour
    Entities, with the right to vote Seaboard shares owned by the Seaboard Flour Entities.

(3) The  information  with  respect  to  the  holdings of
    FMR  LLC  is provided as of December 31, 2012,  based
    on  a  Schedule 13G filed by FMR LLC with the SEC  on
    February  14,  2013.  FMR LLC reports  that,  of  the
    60,895  shares beneficially owned, it has sole voting
    power   with  respect  to  13,295  shares  and   sole
    dispositive power with respect to all 60,895  shares.
    Fidelity  Management & Research Company ("Fidelity"),
    a   wholly-owned  subsidiary  of  FMR  LLC   and   an
    investment  adviser registered under  the  Investment
    Advisers Act of 1940 ("Investment Advisers Act"),  is
    the beneficial owner of 47,600 shares as a result  of
    acting  as  investment adviser to various  investment
    companies  registered  under the  Investment  Company
    Act  of  1940.   Edward C. Johnson  3d  (Chairman  of
    FMR  LLC)  and  FMR  LLC,  through  its  control   of
    Fidelity,  and  the  funds each have  sole  power  to
    dispose  of  the 47,600 shares owned  by  the  funds.
    Members  of  the family of Edward C. Johnson  3d  are
    the  predominant owners, directly or through  trusts,
    of  Series  B  common shares of FMR LLC, representing
    49  percent  of  the voting power of  FMR  LLC.   The
    Johnson   family  group  and  all  other   Series   B
    shareholders   of  FMR  LLC  have  entered   into   a
    shareholders'  voting  agreement  under   which   all
    Series B shares will be voted in accordance with  the
    majority  vote of Series B shares.  Neither  FMR  LLC
    nor  Edward C. Johnson 3d has the sole power to  vote
    or  direct the voting of the shares owned directly by
    the  Fidelity  funds, which power  resides  with  the
    funds' Boards of Trustees.  Fidelity carries out  the
    voting   of   the  shares  under  written  guidelines
    established   by  the  funds'  Boards  of   Trustees.
    Pyramis   Global   Advisors,  LLC   ("Pyramis"),   an
    indirect  wholly-owned subsidiary of FMR LLC  and  an
    investment  adviser registered under  the  Investment
    Advisers   Act,   is   the   beneficial   owner    of
    13,295   shares  as  a  result  of  its  serving   as
    investment   manager   of   institutional   accounts,
    non-U.S.   mutual   funds  or  investment   companies
    registered under the Investment Company Act  of  1940
    owning  such  shares.   Edward  C.  Johnson  3d   and
    FMR  LLC,  through its control of Pyramis,  each  has
    sole  dispositive power over 13,295 shares  and  sole
    power   to   vote   or  to  direct  the   voting   of
    13,295 shares owned by the institutional accounts of funds advised by Pyramis, as reported above.

      SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS

  The  following  table sets forth certain  information
as   of  January  31,  2013  regarding  the  beneficial
ownership of Seaboard's common stock by each of our directors and director nominees, each of our executive officers named in the Summary Compensation Table on page 10 and all of our directors and executive officers as a group.

          Name of                  Amount and Nature of   Percent
     Beneficial Owner              Beneficial Ownership   of Class
     _____________________________________________________________

     Steven J. Bresky                  902,511.24 (1)      75.4%
     David A. Adamsen                       20               *
     Douglas W. Baena                      100               *
     Joseph E. Rodrigues                   200 (2)           *
     Edward I. Shifman, Jr.                  5               *
     Robert L. Steer                       - 0 -             *
     David M. Dannov                        10               *
     Edward A. Gonzalez                    - 0 -             *
     Terry J. Holton                       - 0 -             *
     All directors and executive       902,906.24          75.4%
     officers as a group (19 persons)
__________

(1) The nature of the beneficial ownership of the shares reported is set forth in footnote (1) to the table under "Principal Stockholders" above.

(2) The   shares  reported  are  held  by   Joseph
    E.   Rodrigues,   as   co-trustee   of   the   Isabel
    A.  Rodrigues  Irrevocable Trust dated  December  28,
    2011.   As co-trustee, Joseph E. Rodrigues has shared
    voting  and  shared investment power with  Isabel  A.
    Rodrigues, the other trustee.

* Less than one percent.

            ITEM 1:  ELECTION OF DIRECTORS

  Our Board of Directors has fixed the number of directors at five, and has nominated the persons set forth below for election at the annual meeting. Unless otherwise specified, proxies will be voted in favor of the election as directors of the following five persons for a term of one year and until their successors are elected and qualified.

                                Principal Occupations and Positions
                             and Specific  Experience, Qualitications, Director
Name                  Age               Attributes or Skills            Since
_______________________________________________________________________________

Steven J. Bresky       59  Director, Seaboard Corporation; President and   2005
                           Chief Executive Officer (since July 2006),
                           Seaboard Corporation; Manager, Seaboard Flour
                           (since 2006).  Mr. Bresky is particularly
                           qualified to be a Director of  Seaboard based
                           on his experience in working for Seaboard for
                           more  than  30   years, including acting as
                           President of Seaboard Corporation  and
                           as President of Seaboard's Overseas Division.

David A. Adamsen       61  Director and Member of Audit Committee,         1995
                           Seaboard Corporation; former Vice
                           President - Wholesale Sales (January 2009-2010),
                           C&S  Wholesale Grocers (wholesale food
                           distribution  company); Vice President -
                           Wholesale &  Manufacturing (2005-2008), The Penn
                           Traffic Co. (retail and wholesale food
                           distribution company). Mr. Adamsen has worked for more than 35 years in the food, food distribution, and food manufacturing businesses.
                           His  experience and knowledge make him
                           qualified as a Director for Seaboard.

Douglas W. Baena       70  Director and Chairman of Audit Committee,       2001
                           Seaboard Corporation; self-employed (since
                           1997), engaging in facilitation of equipment lease financings and consulting, doing business as CreditAmerica Corporation. Mr. Baena has an educational background in accounting and has experience working as a Certified Public
                           Accountant. He also has experience arranging lease financing transactions for companies.
                           This accounting and finance background provides experience and attributes which are desirable for a Seaboard Director.

Joseph E. Rodrigues    76  Director, Seaboard Corporation.                 1990
                           Mr. Rodrigues is a retired former Executive
                           Vice President  and Treasurer  of  Seaboard
                           Corporation, who worked for more than 20 years in various operational and executive positions for Seaboard prior to retiring in 2001.
                           Mr. Rodrigues had responsibilities with Seaboard relating to most of its businesses, making him valuable as a director.

Edward I. Shifman, Jr. 69  Director and Member of Audit Committee,         2009
                           Seaboard Corporation.  Mr. Shifman  is
                           retired and has experience working as a
                           banker for more than 30 years for various financial institutions, providing experience qualifying him to serve as a Director.

  Edward  I.  Shifman, Jr. is a first cousin of  Steven
J. Bresky.

  There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was nominated.

  In  case  any  person  or persons  named  herein  for
election as directors are not available for election at
the  annual  meeting,  proxies  may  be  voted  for   a
substitute nominee or nominees (unless the authority to
vote for all nominees or for the particular nominee who
has  ceased  to  be a candidate has been withheld),  as
well   as  for  the  balance  of  those  named  herein.
Management  has no reason to believe that  any  of  the
nominees   for  the  election  as  director   will   be
unavailable.

  The Board of Directors recommends that you vote for the election as directors of the five persons listed above.

            BOARD OF DIRECTORS INFORMATION

Meetings of the Board

  The  Board of Directors held four meetings in  fiscal
2012,  one  of  which was a telephonic meeting.   Other
actions  of  the  Board  of  Directors  were  taken  by
unanimous  written consent, as needed.   Each  director
attended more than 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

  Seaboard   does   not  have  any   policy   requiring
directors  to  attend  Seaboard's  annual  meeting   of
stockholders, although generally the directors have attended Seaboard's annual stockholders' meetings. All directors attended the 2012 annual meeting.

Controlled Corporation

  Seaboard is a "controlled corporation," as defined in the rules of the NYSE MKT, because more than 50 percent of the voting power of Seaboard is owned by the Seaboard Flour Entities. As such, Seaboard is exempted from many of the requirements regarding Board of Director committees and independence. The members of our Board of Directors who are independent within the meaning of the NYSE MKT listing standards are Joseph E. Rodrigues, David A. Adamsen, Douglas W. Baena and Edward I. Shifman, Jr.

Board Leadership Structure and Role in Risk Oversight

  Steven  J. Bresky serves as both Seaboard's principal
executive  officer and Chairman of the  Board.   Steven
J.  Bresky  is  the  beneficial owner of  approximately
75.4  percent of Seaboard, and has more than 30  years'
experience  with Seaboard.  Seaboard does  not  have  a
lead  independent  director.   Seaboard  believes  that
Steven J. Bresky has a sufficient vested interest in Seaboard on the basis of his stock ownership position, and has the experience necessary to lead Seaboard as both the principal executive officer and Chairman of the Board.

  The   Audit  Committee  of  the  Board  of  Directors
provides risk oversight of Seaboard with respect to the
audit  of  Seaboard's financial statements,  Seaboard's
internal  audit  function  and  any  financial  matters
reported to Seaboard's Vice President of Internal Audit
or  other Seaboard representative.  The Audit Committee
administers  this  oversight  function  through   Audit
Committee  meetings  and periodic meetings  in  private
with  Seaboard's  auditors, KPMG, and  Seaboard's  Vice
President  of  Internal Audit.  The Board of  Directors
does not have any other significant oversight function,
aside   from  performance  of  the  Board  of  Director
function  through
periodic  meetings.   The  Board  of Directors does not
believe that its role in risk oversight of Seaboard has any significant effect on the Board's leadership structure.

Committees of the Board

  Seaboard's  Board  of Directors  has  established  an
Audit Committee.  There currently are no other standing
executive, compensation, nominating or other committees
of   Seaboard's  Board  of  Directors,  or   committees
performing similar functions of the Board.

  Audit  Committee.  Seaboard's Board of Directors  has
established  an  Audit Committee  comprised  solely  of
independent  directors.   The  members  of  the   Audit
Committee  are David A. Adamsen, Douglas W.  Baena  and
Edward  I. Shifman, Jr.  Mr. Baena is Chairman  of  the
Audit  Committee.   The  Audit  Committee  selects  and
retains  independent auditors and assists the Board  in
its  oversight of the integrity of Seaboard's financial
statements,   including   the   performance   of    our
independent auditors in their audit of our annual financial statements. The Audit Committee meets with management and the independent auditors, as may be required. The independent auditors have full and free access to the Audit Committee, without the presence of management. The Board of Directors has determined that Douglas W. Baena is an "audit committee financial expert" and is "independent," within the meaning of the listing standards of NYSE MKT. The Audit Committee held five meetings in fiscal 2012, two of which were telephonic meetings.

Director Nominations

  The  Board  of Directors believes it is not necessary
to  have a separate nominating committee because of the
low turnover of Board of Director seats and because the
entire   Board   of  Directors  participates   in   the
consideration of director nominees.  There currently is
no  charter that establishes procedures for the Board's
consideration of director nominees.  The Board believes
that  it  should be comprised of directors with varied,
complementary  backgrounds, and that directors  should,
at  a  minimum, have expertise that may  be  useful  to
Seaboard.   Directors should also possess  the  highest
personal and professional ethics, and should be willing
and  able  to  devote the required amount  of  time  to
Seaboard's business.  In determining whether a director
should be retained and stand for re-election, the Board
also   considers   that   member's   performance    and
contribution  to the Board during his tenure  with  the
Board.   Seaboard's policy is to consider nominees  who
are  submitted by stockholders on a case-by-case basis.
All    nominees,   including   those    submitted    by
stockholders,  will  be evaluated using  generally  the
same  methods and criteria, although those methods  and
criteria are not standardized and may vary from time to
time.   The Board does not have any policy with respect
to   diversity  and  does  not  consider  diversity  in
identifying nominees for Director.

Communication with the Board

  The  Board  of Directors does not provide  a  process
for  stockholders to send communications to  the  Board
because  it  believes that the process available  under
applicable federal securities laws for stockholders  to
submit   proposals  for  consideration  at  the  annual
meeting is adequate.

Compensation of Directors

  The following table shows the compensation received by each member of our Board of Directors (other than those who are named executive officers in the Summary
Compensation table on page 10) for service on the Board in 2012.
                           Director Compensation Table

                             Fees Earned         All Other
                           or Paid in Cash    Compensation(1)    Total
                           _______________    _______________   _______

       Douglas W. Baena        $72,000           $25,000        $97,000
       David A. Adamsen        $64,000              - 0 -       $64,000
       Edward I. Shifman, Jr.  $64,000              - 0 -       $64,000
       Joseph E. Rodrigues     $53,000              - 0 -       $53,000

____________

(1) All Other Compensation for D. Baena was for consulting services related to Seaboard's executive compensation agreements and plans.

  Each    non-employee   director   received    $12,500
quarterly  and  an additional $2,000  per  quarter  for
service  on  the  Audit Committee of  the  Board.   The
Chairman  of  the  Audit  Committee  also  received  an
additional   $2,000  per  quarter.   Each  non-employee
director also receives an additional $1,500 for each in-person Board or Audit Committee meeting. All director compensation represents fees paid in cash only.

     EXECUTIVE COMPENSATION AND OTHER INFORMATION

  The  following  table shows all compensation  earned,
during  the  fiscal  years  indicated,  by  the   Chief
Executive Officer, the Chief Financial Officer and the three other highest paid executive officers of Seaboard
(the "Named Executive Officers") for such period in all capacities in which they have served:

                        Summary Compensation Table

                                            Change in
                                           Pension Value
                                         and Non-Qualified
 Name                                        Deferred
 and                                       Compensation    All Other
Principal                Salary(1) Bonus(2) Earnings(3) Compensation(4)   Total
Position            Year    ($)      ($)       ($)            ($)          ($)
_______________________________________________________________________________

Steven J. Bresky    2012  880,000 1,200,000  4,168,878     148,317    6,397,195
President,          2011  865,000 1,200,000  3,008,397     117,271    5,190,668
Chief Executive     2010  845,000 1,200,000  2,954,501     118,805    5,118,306
Officer

Robert L. Steer     2012  680,000 1,100,000  2,087,213     132,790    4,000,003
Executive Vice      2011  660,000 1,100,000  1,574,036     125,564    3,459,600
President,          2010  645,000 1,100,000  1,578,361     119,293    3,442,654
Chief Financial
Officer

David M. Dannov     2012  420,000   850,000  1,483,751      86,623    2,840,374
President, Seaboard 2011  395,000   675,000  1,499,859     103,648    2,673,507
Overseas Trading    2010  360,000   850,000    960,785      78,558    2,249,343
Group

Edward A. Gonzalez  2012  420,000   750,000  1,502,311      78,510    2,750,821
President, Seaboard 2011  410,000   600,000    678,711      82,005    1,770,716
Marine Ltd.         2010  397,000   750,000    631,820     107,384    1,886,204

Terry J. Holton (5) 2012  420,000   900,000  1,186,008      81,217    2,587,225
President, Seaboard 2011  304,500   450,000    494,975      58,380    1,307,855
Foods LLC
__________

(1) Salary includes amounts deferred at the election of the Named Executive Officers under Seaboard's 401(k)
    Retirement  Savings  Plan, the  Seaboard  Corporation
    Non-Qualified  Deferred  Compensation  Plan  and  the
    Executive Deferred Compensation Plan, such plans being described below under "Benefit Plans."

(2) Reflects    guaranteed    bonus,    under  Employment
    Agreements described below, and discretionary bonus earned, and includes amounts deferred at the election of the Named Executive Officers under Seaboard's 401(k)
    Retirement  Savings  Plan, the  Seaboard  Corporation
    Non-Qualified  Deferred  Compensation  Plan  and  the
    Executive Deferred Compensation Plan described below under "Benefit Plans."

(3) Reflects   the  actuarial  increase  in   the   present
    value  of the Named Executive Officer's benefits  under
    all retirement plans, for which information is provided
    in  the  Pension Benefits table on page 16,  determined
    using  interest  rate and mortality  rate  assumptions,
    consistent  with  those  used in  Seaboard's  financial
    statements.   These amounts for 2012  are  as  follows:
    S. Bresky, $4,027,100; R. Steer, $1,949,185; D. Dannov,
    $1,479,879;  E.  Gonzalez, $1,502,311; and  T.  Holton,
    $1,156,385.  These amounts for 2011 are the amounts set
    forth in the Summary Compensation Table.  These amounts
    for  2010  are  as  follows:   S.  Bresky,  $2,796,049;
    R.   Steer,   $1,424,100;  D.  Dannov,  $956,458;   and
    E.  Gonzalez, $631,820.  The amounts for 2012 and  2010
    also reflect the above-market earnings on contributions
    under the Investment Option Plan described below.   The
    amounts  for 2012 are as follows:  S. Bresky, $141,778;
    R.  Steer, $138,028; D. Dannov, $3,872; and T.  Holton,
    $29,623.    The  amounts  for  2010  are  as   follows:
    S. Bresky, $158,452; R. Steer, $154,261; and D. Dannov,
    $4,327.   For  2011,  there  were  no  above-market  or
    preferential  earnings  on  contributions   under   the
    Investment Option Plan described below.

(4) Included  in  All  Other  Compensation  are   Seaboard
    matching contributions under the Non-Qualified Deferred
    Compensation  Plan, such plan being  described  below
    under "Benefit Plans."  These amounts for 2012 are as
    follows:   S.  Bresky, $55,050;  R.  Steer,  $46,812;
    D.   Dannov,  $25,500;  E.  Gonzalez,  $23,723;   and
    T. Holton, $16,101.
    Also  included  in  All  Other Compensation  are  the
    amounts  earned  for  unused paid  time  off.   These
    amounts   for  2012  are  as  follows:   S.   Bresky,
    $33,846;  R.  Steer,  $26,154;  D.  Dannov,  $13,731;
    E. Gonzalez, $16,154; and T. Holton, $16,154.
    Also   included   in   All  Other  Compensation   are
    Seaboard's  contributions to  its  401(k)  Retirement
    Savings   Plan  on  behalf  of  the  Named  Executive
    Officers,  amounts  paid  for  disability  and   life
    insurance   and  individual  perquisites,   including
    amounts  paid as an automobile allowance,  fuel  card
    usage,  personal  usage  of  Seaboard's  airplane,  a
    gross-up  for related taxes  Reimbursement for  taxes
    owed  on the above-stated items total as follows  for
    each  of  the  Named  Executive  Officers  for  2012:
    S.  Bresky,  $19,515; R. Steer, $18,058;  D.  Dannov,
    $14,006;   E.  Gonzalez,  $10,200;  and  T.   Holton,
    $14,269.

(5) Mr.  Holton was promoted to President of Seaboard
    Foods LLC in December 2011, and was not previously an executive officer of Seaboard.

                EMPLOYMENT ARRANGEMENTS
             WITH NAMED EXECUTIVE OFFICERS

  Seaboard and each Named Executive Officer is a party to an Employment Agreement with Seaboard, which was amended and restated in 2012. Each of the Employment
Agreements contains the following principal terms:

  S.  Bresky's Employment Agreement has a term  of  one
year,  and  renews annually for one year terms,  unless
terminated by Seaboard.  The Employment Agreements  for
the  other Named Executive Officers have terms of three
years,  and renew annually for three year terms through
a    date   certain,   ranging   from   December    31,
2015 - December 31, 2021, and then renew annually for one year terms, unless terminated by Seaboard.

  The Employment Agreements provide for payment of the following initial Base Salary and minimum Annual Bonus for each NEO:

                Initial Base Salary   Minimum Annual Bonus
                __________________________________________

S. Bresky             $880,000             $450,000
R. Steer              $680,000             $450,000
D. Dannov             $420,000             $400,000
E. Gonzalez           $420,000             $400,000
T. Holton             $420,000             $500,000

Payments Upon Certain Events

  The  Employment Agreements each continue  to  provide
for  the  payment of severance upon the termination  of
employment  in certain circumstances.  Following  is  a
summary  of the amounts which would be paid by Seaboard
to  each  Named Executive Officer if, on  December  31,
2012,   his  employment  was  involuntarily  terminated
without "Cause," or if he resigned for "Good Reason," as those terms are defined in the Employment Agreement for each Named Executive Officer:

                   Accrued Bonus                   Lump Sum
                 through 12/31/12    Severance     Severance
                  - Payable 30      Payable Over  Payable One
                    Days After       One Year in   Year After
                 Termination Date   Installments  Termination     Total
                       ($)              ($)           ($)          ($)
                 ________________________________________________________

Steven J. Bresky    1,200,000          880,000     1,200,000    3,280,000
Robert L. Steer     1,100,000          680,000     4,660,000    6,440,000
David M. Dannov       675,000          420,000     2,865,000    3,960,000
Edward A. Gonzalez    600,000          420,000     2,640,000    3,660,000
Terry J. Holton       450,000          420,000     2,190,000    3,060,000

  The  Board of Directors has approved for each of  the
Named  Executive Officers the right to  use  Seaboard's
airplane for personal use.  S. Bresky has been allotted
15  hours of flight time for personal use.  Each of the
other   Named  Executive  Officers  has  been  allotted
10  hours  of  flight time for personal use.   Seaboard
also will pay each of the Named Executive Officers for the incidental fees and expenses incurred related to the flights, including ground transportation, and a "tax gross-up" of the estimated federal and state income taxes each will incur as a consequence of this benefit.

                     BENEFIT PLANS

409A   Executive  Retirement  Plan  and  Cash   Balance
Retirement Plan

  The  Seaboard  Corporation 409A Executive  Retirement
Plan   (the   "Executive  Retirement  Plan")   provides
retirement benefits for a select group of the  officers
and  managers, including the Named Executive  Officers,
other than E. Gonzalez.  The Executive Retirement  Plan
was  amended and restated effective January 1, 2013 and
dated December 21, 2012.  The Executive Retirement Plan
gives  credit  for all years of service with  Seaboard,
both before and after becoming a participant. For years
of    service    before    becoming    a    participant
(pre-participation service), the benefit  is  equal  to
0.65  percent of the final average remuneration (salary
plus  bonus) of the participant, plus 0.50  percent  of
final average remuneration of the participant in excess
of Social Security Covered Compensation, all multiplied
by  the  participant's pre-participation  service.  For
years   of   service  after  becoming   a   participant
(post-participation service), the benefit is  equal  to
2.5  percent of the final average remuneration  of  the
participant, multiplied by the participant's  years  of
post-participation  service.   The  amendment  to   the
Executive  Retirement Plan effective  January  1,  2013
limits,  and  in  some circumstances  establishes,  the
final  average  remuneration and limits  the  years  of
post-participation service eligible  to  calculate  the
benefit.  The benefit amount determined by the  formula
is  reduced  by  the following:  (i)  the  amount  such
participant  has accrued under the Seaboard Corporation
Pension  Plan (described below); and (ii)  the  benefit
earned  under the Executive Retirement Plan  from  1994
through  1996 that resulted in cash payments  from  the
plan  that  were  based on the cost  to  purchase  such
benefit.  Benefits under the Executive Retirement  Plan
are  currently unfunded.  As of December 31, 2012,  all
of  the  participating  Named Executive  Officers  were
fully  vested,  as defined in the Executive  Retirement
Plan.  For the accrued benefit as of December 31,  2012
(the  "Pre-2013 Benefit"), the ordinary form of payment
of  the  benefit  is  pursuant to a  "Single  Lump  Sum
Payment,"  which is equivalent in value to the  benefit
described above, payable in "Single Life Annuity" form.
Under  certain circumstances, the Executive  Retirement
Plan  allows  for  optional forms  of  payment  of  the
Pre-2013 Benefit.  If the Pre-2013 Benefit will be paid
pursuant to a lump sum, then payment will be made  upon
the   earlier  of:  (i)  the  seventh  month  following
separation from service; (ii) any change of control  of
Seaboard;  or  (iii)  death  or  disability.   If   the
Pre-2013  Benefit will be paid pursuant to an  annuity,
payment  will begin in the seventh month following  the
month  in  which the participant has a separation  from
service, or at age 62, if later; or pursuant to a  lump
sum,  in  the event of the death or disability  of  the
participant, or any change of control of Seaboard.  The
portion of the benefit which accrues after December 31,
2012 ("Post-2012 Benefit") will be calculated as a lump
sum  on a date specified in the plan, and for the Named
Executive  Officers, this balance will be increased  or
decreased  based  on the return of certain  investments
selected  by
the    participant   and   paid   upon   the    earlier
of:  (i)  the  participant's separation  from  service;
(ii)  a  change  of  control; or  (iii)  the  death  or
disability  of  the participant.  For the  participants
who  are  not  Named Executive Officers, the  Post-2012
Benefit  will be paid as a lump sum on the earlier  of:
(i)  the  date specified in the plan; (ii) the  seventh
month following separation of service; (iii) any change
of  control  of Seaboard; or (iv) death or  disability.
The  table in the Seaboard Corporation Pension Plan and
Seaboard Defined Benefit Plan section below sets  forth
estimates of the present value as of December 31,  2012
of  the accumulative benefits that would be payable  to
the   Named  Executive  Officers  under  the  Executive
Retirement  Plan at the earliest unreduced  age  (i.e.,
age  62)  for  pre-participation and post-participation
service  (note that S. Bresky, R. Steer and  D.  Dannov
began  participating in this plan on January  1,  1994,
and  T.  Holton  began participating in  this  plan  on
January 1, 1997), which estimates are calculated  based
on   the  assumptions  described  in  Footnote  10   of
Seaboard's 2012 financial statements contained in its Annual Report.

  The   Seaboard  Corporation  Cash  Balance  Executive
Retirement  Plan  (the "Cash Balance Retirement  Plan")
provides retirement benefits for a select group of  the
officers    of    Seaboard's    subsidiary,    Seaboard
Marine  Ltd., including E. Gonzalez.  The Cash  Balance
Retirement  Plan  was  amended and  restated  effective
January 1, 2013 and dated December 21, 2012.  The  Cash
Balance Retirement Plan provides an alternative benefit
in  lieu of the Executive Retirement Plan because of  a
change  in  tax  law  which provided  for  adverse  tax
consequences to the employees of Seaboard  Marine  Ltd.
The  benefit under the Cash Balance Retirement Plan  is
structured to approximate the benefit which would  have
been  payable  to  the participant had  he  remained  a
participant in the Executive Retirement Plan; provided,
however, pursuant to the Cash Balance Retirement  Plan,
each  participant must recognize income  equal  to  the
annual increase in the accrued benefit under the  plan,
and  Seaboard makes a cash distribution under the  plan
in  an  amount equal to the estimated amount  of  taxes
which will be incurred by the participant based on  the
income  recognized, which cash distribution is deducted
from the amount of the accrued benefit.  In conjunction
with  the adoption of the plan, each participant agreed
that  the  accrued vested benefit under  the  Executive
Retirement   Plan  would  be  paid  pursuant   to   the
provisions  of the Cash Balance Retirement  Plan.   The
accrued benefit under the Cash Balance Retirement  Plan
will  be determined for each participant as of  a  date
set  forth in the plan, on which date no further  years
of  service will accrue for purposes of calculating the
benefit.  The accrued benefit as of this date  will  be
increased  or  decreased based  on  deemed  investments
selected by the participant, and will be paid upon  the
earlier of:  (i) a separation of service; (ii) a change
in  control  of Seaboard; or (iii) death or disability.
Payment  of  all  or a portion of the  benefit  may  be
delayed by up to six months in accordance with the then
applicable  provisions  of the Internal  Revenue  Code.
The  benefit under the Cash Balance Retirement Plan  is
currently   unfunded.   The  table  in   the   Seaboard
Corporation   Pension  and  Seaboard  Defined   Benefit
Pension  Plan section below sets forth an  estimate  of
the  present  value  as of December  31,  2012  of  the
accumulative   benefit  that  would   be   payable   to
E.  Gonzalez under the Cash Balance Retirement Plan  at
the   earliest  unreduced  age  (i.e.,  age  62),   not
considering  the  distributions  paid  to   each   such
participant prior to age 62 in an amount equal  to  the
estimated  income  taxes  required  to  be  paid  as  a
consequence of the plan for years prior to  payment  of
the  lump  sum  benefit, which estimate  is  calculated
based on the same assumptions described in Footnote  10
of  Seaboard's  financial statements contained  in  its
Annual   Report.   Note  that  E.  Gonzalez  became   a
participant  in  the  Executive  Retirement   Plan   on
January  1,  2005;

however, he has been  awarded three additional years of
service, such that he is deemed  to  have   joined  the
plan  effective  January  1,  2002.  Accordingly,   the
table in the Pension Benefits  section below   reflects
the   pre-participation  and post-participation service
based on  this  date.   Such service is  credited under
the Cash Balance Retirement Plan.

Seaboard Corporation Pension Plan and Seaboard  Defined
Benefit Pension Plan

  Seaboard  provides defined benefits for its  domestic
salaried and clerical employees upon retirement through
the Seaboard Corporation Pension Plan (the "Corporation
Plan")  or  the Seaboard Defined Benefit  Pension  Plan
(the   "Defined   Benefit  Plan")   (collectively   the
"Plans").   Beginning  in  fiscal  1997,  each  of  the
individuals  named  in the Summary  Compensation  Table
participated   in  the  Corporation  Plan.    Effective
January   1,  2010,  the  Defined  Benefit   Plan   was
established,   receiving  assets  from   and   assuming
liabilities  of  the  Corporation  Plan.    The   Named
Executive  Officers other than E. Gonzalez  participate
in  the  Corporation Plan, and E. Gonzalez participates
in  the  Defined Benefit Plan.  The benefits under  the
Corporation Plan and the Defined Benefit Plan  are  the
same.   Benefits  under the Plans generally  are  based
upon the number of years of service and a percentage of
final average remuneration (salary plus bonus), subject
to  limitations under applicable federal  law.   As  of
December  31, 2012, all of the Named Executive Officers
were fully vested, as defined in the Plans.  Under  the
Plans, the benefit payment for a married participant is
pursuant  to a "50 Percent Joint and Survivor Annuity."
This  means  the  participant will  receive  a  monthly
annuity  benefit for his/her lifetime, and an  eligible
surviving spouse will receive a lifetime annuity  equal
to  50  percent  of  the  participant's  benefit.   The
payment of the benefit for an unmarried participant  is
pursuant  to  a "Single Life Annuity." The Plans  allow
for   optional   forms   of   payment   under   certain
circumstances.   The normal retirement  age  under  the
Plans  is  age  65.   However, unreduced  benefits  are
available  at  age 62 with five years of service.   The
Pension Benefits table below shows the present value of the accumulated benefits that would be payable under the Plans at the earliest unreduced commencement age
(i.e., age 62).

  Each  of  the  Named Executive Officers  (other  than
T.  Holton)  is 100 percent vested under  a  particular
defined   benefit  ("Benefit")  that  was   frozen   at
December  31, 1993 as part of the Plans.  A  definitive
actuarial determination of the benefit amounts was made
in  1995.   The annual amounts payable upon  retirement
after  attaining  age  62 under  this  Benefit  are  as
follows:    S.  Bresky,  $32,796;  R.  Steer,  $15,490;
D.  Dannov, $8,346; and E. Gonzalez, $2,643.  Under the
Plans,  the  payment of this benefit is pursuant  to  a
"Ten-Year Certain and Continuous Annuity."  This  means
the participant would receive a monthly annuity benefit
for his/her lifetime and, if the participant dies while
in  the  ten-year certain period, the  balance  of  the
ten-year  benefit  would be paid to his/her  designated
beneficiary.  If the participant dies while employed by
Seaboard   or   after  retirement,   but   before   the
commencement  of  benefits, monthly payments  would  be
made to the participant's beneficiary in the form of  a
100  percent  joint  and survivor benefit.   The  Plans
allow for optional forms of payment under certain circumstances.

  The  following table sets forth the Years of Credited
Service, the Present Value of the Accumulated Benefit and the Payments during the last fiscal year, pursuant to the specified Plans for each of the Named Executive
Officers.

                                 Pension Benefits

                                                           Present     Payments
                                               Years of    Value of     During
                                               Credited AccumulatedLast Fiscal
                                                Service     Benefit      Year
   Name                    Plan Name              (#)         ($)         ($)
_______________________________________________________________________________

Steven J. Bresky  Executive Retirement Plan(1)    33      16,181,390     - 0 -
                  Corporation Plan                30         884,165     - 0 -

Robert L. Steer   Executive Retirement Plan(1)    28       8,998,216     - 0 -
                  Corporation Plan                25         510,301     - 0 -

David M.          Executive Retirement Plan(1)    25       5,207,160     - 0 -
Dannov            Corporation Plan                22         405,760     - 0 -

Edward A.         Cash Balance Retirement Plan(1) 23       3,588,512   668,831
Gonzalez          Defined Benefit Plan            23         369,889     - 0 -

Terry J.          Executive Retirement Plan(1)    18       2,841,947     - 0 -
Holton            Corporation Plan                18         405,522     - 0 -
__________

(1) Credited  years  of post-participation  service
    for  S.  Bresky, R. Steer and D. Dannov is 19  years,
    for  E.  Gonzalez is 11 years, and for T.  Holton  is
    16  years.   The  credited years of pre-participation
    service for each of the Named Executive Officers is as follows: S. Bresky, 14; R. Steer, 9; D. Dannov,
    6; E. Gonzalez, 12; and T. Holton, 2.

Non-Qualified Deferred Compensation Plan

  In  2005,  Seaboard adopted the Seaboard  Corporation
Non-Qualified Deferred Compensation Plan (the "Deferred
Compensation  Plan"), which gives  a  select  group  of
management or highly-compensated employees the right to
defer  salary  and bonus to be paid by  Seaboard  at  a
later time, all in accordance with applicable ERISA and
income  tax laws and regulations.  No income taxes  are
payable   by  the  participants  on  amounts   deferred
pursuant  to the Deferred Compensation Plan until  they
are paid to the participant.  The Deferred Compensation
Plan  also  provides for a Company contribution  to  be
credited   to  participants  in  an  amount  equal   to
Seaboard's  401(k)  Retirement  Savings  Plan  matching
percentage,  3  percent for 2012, of each participant's
deferral   pursuant   to  the   Plan,   and   of   each
participant's annual compensation in excess of the  Tax
Code limitation on the amount of compensation that  can
be   taken   into   account  under  Seaboard's   401(k)
Retirement  Savings  Plan (the  "401(k)  Match").   The
amount of such limitation for Seaboard was $245,000 in 2012, 2011 and 2010.

  Through  2008,  each of the Named Executive  Officers
was  a  participant in the Deferred Compensation  Plan.
Effective  January  1, 2009, the plan  was  amended  to
provide that E. Gonzalez was no longer allowed to  make
deferrals under the Deferred Compensation Plan, and the
401(k)  Match  was not made pursuant  to  the  Deferred
Compensation   Plan  for  compensation   earned   after
January 1, 2009; however, amounts deferred prior to January 1, 2009 remained subject to the plan.

  All amounts deferred and all Company contributions credited are included in the amounts reported in the Summary Compensation Table above.

               Non-Qualified Deferred Compensation Plan

                                                                      Aggregate
                  Executive     Registrant    Aggregate                Balance
                Contributions Contributions    Earnings   Aggregate     atLast
                  in Last        in Last        in Last  Withdrawals/   Fiscal
               Fiscal Year(1) Fiscal Year(2) Fiscal Year Distributions Year End
   Name             ($)            ($)           ($)          ($)         ($)
_______________________________________________________________________________

Steven J. Bresky   1,114,538     54,737        734,200        - 0 -   7,164,218
Robert L. Steer      826,584     45,853        486,439        - 0 -   4,770,915
David M. Dannov      120,014     23,290            728    (272,232)     291,526
Edward A. Gonzalez     - 0 -      - 0 -         24,351    (125,285)     193,898
Terry J. Holton        - 0 -     11,852          8,464        - 0 -      80,902
__________

(1) Represents bonus earned in 2011 and deferred when paid in 2012. For R. Steer, the amount also includes 2012 salary deferral.

(2) Represents  the 401(k) Match made  by  Seaboard
    based  on  2011 compensation and 2011 bonus  paid  in
    2012.    For R. Steer, amount also includes a portion
    of   the  401(k)  Match  based  on  his  2012  salary
    deferral.

Seaboard Marine Ltd. 401(k) Excess Plan

  Effective  January  1,  2009,  Seaboard  adopted  the
Seaboard  Marine Ltd. 401(k) Excess Plan  (the  "401(k)
Excess  Plan"),  which provides a benefit  for  certain
employees    of   Seaboard   Marine   Ltd.,   including
E. Gonzalez.  Pursuant to the 401(k) Plan, participants
are   paid   an  amount  equal  to  Seaboard's   401(k)
Retirement Savings Plan matching percentage, which  for
2012,  equaled  3 percent of each participant's  annual
compensation  in excess of the Tax Code  limitation  on
the  amount  of  compensation that can  be  taken  into
account  under  Seaboard's  401(k)  Retirement  Savings
Plan.   The amount of such limitation was $245,000  for
2012, 2011 and 2010. The benefit earned by E. Gonzalez pursuant to this Plan for 2010 and paid to E. Gonzalez in 2011 was $23,009. The benefit earned by E. Gonzalez pursuant to this Plan in 2011 and paid to E. Gonzalez in 2012 was $28,000. The benefit earned by E. Gonzalez pursuant to this Plan for 2012 ($23,723) will be paid to him in 2013, and is included in the Summary
Compensation Table above.

Investment Option Plan

  For  the  years  2001-2004, Seaboard established  the
Investment  Option  Plan, which allowed  executives  to
reduce   their  compensation,  and  Seaboard  to   make
contributions,  in  exchange for an option  to  acquire
interests  measured by reference to  three  alternative
investments.   However,  as  a  result  of   U.S.   tax
legislation  passed  in  October  2004,  reductions  to
compensation and contributions by Seaboard  after  2004
were  no  longer allowed.  The exercise price for  each
investment option was established based upon  the  fair
market  value of the underlying investment on the  date
of grant.
                        Investment Option Plan
                                                                        Net
                                               Aggregate             Aggregate
                    Aggregate                   Balance    Exercise   Balance
                     Earnings     Aggregate     at Last      Price    at Last
                     in Last     Withdrawals/    Fiscal       for      Fiscal
                   Fiscal Year  Distributions   Year End    Option    Year End
 Name                   ($)         ($)           ($)         ($)        ($)
_______________________________________________________________________________

Steven J. Bresky      580,972      - 0 -       5,039,250    783,838   4,255,412
Robert L. Steer       574,906      - 0 -       4,986,627    758,938   4,227,689
David M. Dannov        16,200      - 0 -         140,515     21,629     118,886
Edward A. Gonzalez      - 0 -      - 0 -           - 0 -      - 0 -       - 0 -
Terry J. Holton       117,137      - 0 -       1,019,394    167,495     851,899

Retiree Medical Benefit Plan

  The  Seaboard  Corporation  Retiree  Medical  Benefit
Plan  provides  family  medical  insurance  to  certain
members  of management, including each Named  Executive
Officer  upon  his  retirement  in  the  event  he  has
attained age 50, and has completed at least 15 years of
service.   This benefit is also furnished in the  event
the    Named   Executive   Officer's   employment    is
involuntarily  terminated  (other  than  if  the  Named
Executive  Officer  unlawfully  converted  a   material
amount of funds), or in the event of a change of control of Seaboard.

  Following is a summary of the present value  cost  to
Seaboard  of  this  benefit for  each  Named  Executive
Officer,  assuming that this benefit was triggered  and
said  medical  insurance  began  to  be  furnished   on
December 31, 2012.

                                   Present Value of
                              Retiree Medical Benefit(1)
             Name                         ($)
          ______________________________________________

          Steven J. Bresky              402,180
          Robert L. Steer               538,655
          David M. Dannov               554,946
          Edward A. Gonzalez            608,313
          Terry J. Holton               567,747
_____________

(1) To  calculate the present value of this benefit, the
    assumptions  for  claims costs,  health  care  trend,
    aging on claims, mortality and interest rate are  the
    same   as   were  used  to  accrue  a  liability   on
    Seaboard's balance sheet.

Executive Long-Term Disability Plan

  The    Seaboard   Corporation   Executive   Long-Term
Disability Plan provides disability pay continuation to
certain  members  of  management, including  R.  Steer,
D.  Dannov, E. Gonzalez and T. Holton upon a  long-term
illness  or  injury that prevents the participant  from
being able to perform his duties.  Benefits are payable
following  a 90 day elimination or waiting period.   In
conjunction   with   the  Seaboard  Corporation   Group
Long-Term Disability Plan, benefits payable are equal to 70 percent of participant's salary and bonus, up to $23,000 per month for R. Steer, and up to $18,000 per month for D. Dannov, E. Gonzalez and T. Holton.

         COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

  The   Board  of  Directors  has  responsibility   for
establishing,  implementing  and  monitoring  adherence
with  Seaboard's  compensation philosophy.   The  Board
ensures  that the total compensation paid to the  Named
Executive Officers is fair, reasonable and competitive.

Compensation Philosophy and Objectives

  Seaboard  maintains the philosophy that determination
of compensation for its executive officers by the Board
of  Directors is primarily based upon recognition  that
these   officers   are  responsible  for   implementing
Seaboard's long-term strategic objectives.   The  Board
subjectively    evaluates    both    performance    and
compensation  to  ensure  that Seaboard  maintains  its
ability to attract and retain superior employees in key
positions,  and  that  compensation  provided  to   key
employees  remains competitive relative to compensation
paid  to  similarly  situated executives  of  our  peer
companies.   Seaboard  does  not  maintain  any  equity
compensation plans, such as stock grants or stock options, unlike most of Seaboard's peer companies.

  It  is  the  Board's philosophy that the compensation
of  its  Named Executive Officers should not be subject
to  dramatic increases or decreases based on short-term
operating  performance.   For example,  in  years  when
Seaboard  has higher than historical average  operating
results,  bonuses of the Named Executive  Officers  are
generally  higher, but not reflective of the  potential
compensation that would have been paid to the executive
through equity compensation if Seaboard maintained  any
equity  compensation  plans.   Likewise,  bonuses   for
executives generally do not decline significantly in a year when Seaboard has lower than historical average operating results.

  At  the  2011  Annual  Meeting of  Stockholders,  the
Company  provided stockholders the opportunity to  cast
an  advisory vote on executive compensation and on  the
frequency of holding future advisory votes on executive
compensation.  The stockholders voted to approve, on an
advisory  basis,  the  compensation  of  the  Company's
executive  officers, as described in  the  Compensation
Discussion and Analysis section, the tabular disclosure
regarding   such  compensation  and  the   accompanying
narrative  disclosure set forth in the  Company's  2011
annual  meeting proxy statement.  The Board viewed  the
vote  as  a  strong  expression  of  the  stockholders'
general   satisfaction  with  the   Company's   current
executive compensation programs. Consistent with the stockholders' preference expressed in voting at the 2011 Annual Meeting of Stockholders, the Company's
Board of Directors determined that an advisory vote on the compensation of the Company's executive officers will be conducted every three years. The next such stockholder advisory vote will thus take place at the 2014 Annual Meeting of Stockholders.

Setting Executive Compensation

  Based  on  the  foregoing objectives,  the  Board  of
Directors   establishes  compensation  based   upon   a
subjective review of Company performance and individual performance.

  A    significant   factor   in   determining    total
compensation is that Seaboard does not provide any long-term incentive compensation, such as stock grants or stock options.

2012 Executive Compensation Components

  For the fiscal year ended December 31, 2012, the principal components of compensation for the Named
Executive Officers were:

-    Base salary;

-    Bonus;

-    Retirement and other benefits; and

-    Perquisites and other personal benefits.

  Salaries   and  Bonuses.   To  establish   the   base
salaries  and bonuses for the Named Executive Officers,
the    Board    of   Directors   makes   a   subjective
determination, primarily considering:

- Individual review of the executive's compensation, both individually and relative to other officers;

-    Individual performance of the executive; and

-    Seaboard's operating results.

The 2012 salaries for the Named Executive Officers were
established based on the estimated increase in the cost
of  living.   The  2012 bonuses of the Named  Executive
Officers are reflective of the operating results of Seaboard and/or the area of Seaboard's business for which the Named Executive Officer is responsible, although no specific targets are utilized, and a subjective evaluation of the market data. The amount of bonuses is more dependent upon Seaboard's operating results than base salaries. The Employment Agreements for the Named Executive Officers require minimum annual bonus payments.

  Retirement  and Other Benefits.  Each  of  the  Named
Executive  Officers is a participant in  the  Executive
Retirement  Plan  or the Cash Balance Retirement  Plan.
The  benefit  under these plans is generally  equal  to
2.5  percent of the final average remuneration  (salary
plus  bonus)  of  the participant,  multiplied  by  the
participant's  years  of  service  in  the  plan  after
January 1, 1997, subject to a limitation in the  number
of  years  of  service and final average  remuneration.
The  exact amount of the benefits, the offsets  thereto
and   the  benefit  for  years  of  service  prior   to
January 1, 1997 are set forth in more detail on page 12 of this Proxy statement.

  Seaboard  also  maintains a tax-qualified  retirement
savings   plan,  to  which  all  U.S.-based  employees,
including  the Named Executive Officers,  are  able  to
contribute their annual compensation, up to  the  limit
prescribed by the Internal Revenue Service.  For  2012,
Seaboard  matched 50 percent of the first 6 percent  of
compensation  contributed to the  plan.   All  matching
contributions vest fully after completing 5 years of service.

  The Named Executive Officers, in addition to certain other executives, are entitled to participate in the Non-Qualified Deferred Compensation Plan, which gives participants (other than E. Gonzalez) the right to defer salary and bonus to be paid by Seaboard at a later time, all in accordance with applicable ERISA and income tax laws and regulations.

  Seaboard  also  maintains  for  each  of  the   Named
Executive  Officers  and certain other  executives  the
Seaboard  Corporation  Retiree  Medical  Benefit  Plan,
which   provides  family  medical  insurance  to   each
participant upon his retirement:  (i) in the  event  he
has  attained  age  50, and has at least  15  years  of
service;   or  (ii)  in  the  event  the  participant's
employment is involuntarily terminated (other than if the participant unlawfully converted a material amount of funds); or (iii) in the event of a change of control of Seaboard.

  The  Board  believes that Seaboard's  retirement  and
other  benefits are consistent with the  philosophy  of
Seaboard   to   provide  security  and   stability   of
employment  to  the  Named  Executive  Officers  as   a
mechanism to attract and retain these employees.

  Perquisites  and  Other Personal Benefits.   Seaboard
provides  the Named Executive Officers with perquisites
and   other  benefits  that  the  Board  believes   are
reasonable and consistent with its overall compensation
program to better enable Seaboard to attract and retain
superior employees for key positions.  These include an
automobile  allowance, fuel card usage, life insurance,
disability   insurance,  personal  use  of   Seaboard's
airplane up to a specified number of hours, and paid time off and pay for unused paid time off.

Tax Implications

  Pursuant  to  Section 162(m) of the Internal  Revenue
Code,  compensation  in excess of $1  million  paid  by
Seaboard  to  the Named Executive Officers (other  than
Seaboard Marine's President, Edward A. Gonzalez) is not
deductible  by Seaboard, subject to certain exceptions.
The  Board  of Directors has considered the  effect  of
Section  162(m)  of  the Code on  Seaboard's  executive
compensation.  The Named Executive Officers to whom the
162(m)  limitation applies deferred,  pursuant  to  the
Non-Qualified   Deferred   Compensation    Plan,    any
compensation for 2012 in excess of $1 million, such that Seaboard will not lose any deduction for 2012 for compensation paid to these Named Executive Officers.
The compensation in excess of $1 million paid by Seaboard Marine to Edward A. Gonzalez is not subject to
Section 162(m) of the Code.

             COMPENSATION COMMITTEE REPORT

  The  entire Board of Directors (in the absence  of  a
compensation committee) has reviewed and discussed  the
Compensation  Discussion and Analysis set  forth  above
with   management,  and  based  on  this   review   and
discussions,   has  determined  that  the  Compensation
Discussion  and  Analysis  be  included  in  Seaboard's
Annual Report on Form 10-K and this proxy statement.

  The   Board   of   Directors   is   responsible   for
establishing  the compensation for each  of  the  Named
Executive  Officers.  To assist the Board of  Directors
in determining 2012 bonuses and 2013 salaries for these
Named  Executive  Officers,  S.  Bresky  and  R.  Steer
discussed the 2012 bonuses and 2013 salaries  for  each
of   these   Named   Executive  Officers,   considering
Seaboard's   performance  and  each   Named   Executive
Officer's performance during 2012. The 2012 bonuses and 2013 salaries for the Named Executive Officers were subsequently approved by the Board of Directors by unanimous consent.

  The members of the Board of Directors reviewing and discussing the Compensation Disclosure and Analysis are as follows:

   Steven J. Bresky     Joseph E. Rodrigues     David A. Adamsen
   Douglas W. Baena     Edward I. Shifman, Jr.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
                     PARTICIPATION

  The  Board  of Directors does not have a Compensation
Committee.   It is the view of the Board  of  Directors
that  Seaboard  need not have a Compensation  Committee
because  Seaboard is controlled by the  Seaboard  Flour
Entities,  and because the full Board of  Directors  is
able  to  perform the functions relative  to  executive
compensation.  The full Board of Directors participated
in   the   consideration  of  executive  and   director
compensation. S. Bresky is a member of the Board of Directors of Seaboard and participates in decisions by the Board regarding executive compensation, other than his own compensation.

  During    2012,    Seaboard   paid   our    director,
J.  Rodrigues, $605,307 under the Executive  Retirement
Plan, the Seaboard Corporation Pension Plan and an individual retirement plan.

         RELATED PARTY TRANSACTIONS PROCEDURES

  Seaboard has no formal policy or procedure that must be followed prior to any transaction, arrangement or relationship with a related person, as defined by SEC regulations (e.g., directors, executive officers, any 5 percent shareholder, or immediate family member of any of the foregoing).

  Seaboard  has a written conflict of interest  policy,
which  requires  directors, officers and  employees  to
conduct their non-work activities in a manner that does
not  conflict  with  the  best interests  of  Seaboard.
Annually,  all  officers  and  salaried  employees  are
required  to  complete  a  form  disclosing  all  known
conflicts  of interest.  Seaboard's Director  of  Human
Resources  and  Seaboard's General Counsel  review  and
approve  any disclosed conflicts of interest.   In  the
event any of the executive officers disclosed any conflict of interest, Seaboard's General Counsel would discuss the conflict with Seaboard's Executive Vice
President,  Chief  Financial Officer and/or  Seaboard's
President and Chief Executive Officer. In the event the conflict involved Seaboard's President and Chief
Executive Officer and was otherwise material, the conflict would be reviewed and approved by Seaboard's
Board of Directors.

  In  addition to the procedures to review conflicts of
interest,  annually, Seaboard requires  each  director,
nominee  for  a  director and officer  of  Seaboard  to
complete  a questionnaire which requires disclosure  of
any  transaction  or  loan exceeding  $120,000  between
Seaboard and such person or any member of such person's
immediate   family.   Any  such  matters   which   were
disclosed  would  be  reviewed  by  Seaboard's  General
Counsel  and  discussed with Seaboard's  President  and
Chief   Executive   Officer   and/or   Executive   Vice
President,  Chief  Financial Officer and/or  Seaboard's
Board of Directors, depending on the materiality of the matter. During 2012, there were no such related party transactions in excess of $120,000.

  The     standards    applied    pursuant    to    the
above-described procedures are to provide comfort  that
any  conflict of interest or related party  transaction
is  on  an arms-length basis which is fair to Seaboard.
This  is principally accomplished by ensuring that  the
Seaboard   person  entering  into  or   approving   the
transaction on behalf of Seaboard is independent of the person with the conflict of interest or engaging in the related party transaction with Seaboard.

      ITEM 2:  SELECTION OF INDEPENDENT AUDITORS

  The  Audit  Committee of the Board of  Directors  has
selected  the independent registered public  accounting
firm of KPMG LLP as Seaboard's independent auditors  to
audit  the books, records and accounts of Seaboard  for
the  year ending December 31, 2013.  Stockholders  will
have  an  opportunity to vote at the annual meeting  on
whether  to  ratify the Audit Committee's  decision  in
this  regard.  Seaboard has been advised  by  KPMG  LLP
that  neither  it nor any member or associate  has  any
relationship  with  Seaboard  or  with   any   of   its
affiliates other than as independent accountants and auditors.

  Submission   of  the  selection  of  the  independent
auditors to the stockholders for ratification will not limit the authority of the Audit Committee to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated.
Submission to the stockholders of the selection of independent auditors is not required by Seaboard's bylaws.

  A  representative of KPMG LLP will not be present  at
the  annual  meeting,  and  thus,  will  not  have   an
opportunity   to  make  a  statement  or   respond   to
questions.

  The Board of Directors recommends that you vote for approval of the selection of KPMG LLP.

Independent Auditors' Fees

  The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Seaboard's annual financial statements for 2012 and 2011, and fees billed for other services rendered by KPMG LLP during such years.

        Type of Fee               2012        2011
      ______________________________________________

      Audit Fees (1)          $1,752,264  $1,586,767
      Audit-Related Fees (2)       7,448      18,263
      Tax Fees (3)               268,813     344,168
      All Other Fees (4)           2,248       2,780
______________

(1) Audit  Fees,  including  those  for  statutory
    audits, include the aggregate fees paid by us  during
    2012  and 2011 for professional services rendered  by
    KPMG  LLP  for  the  audit of  our  annual  financial
    statements  and  internal  controls  over   financial
    reporting, and the review of financial statements included in our quarterly reports on Form 10-Q.

(2) Audit-Related Fees include the aggregate fees paid by us during 2012 and 2011 for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit
    Fees.

(3) Tax Fees include the aggregate fees paid by  us
    during   2012  and  2011  for  professional  services
    rendered by KPMG LLP for tax compliance, tax advice and tax planning, including tax audit support and transfer pricing studies.

(4) All Other Fees represent miscellaneous services performed in certain foreign countries.

Pre-Approval   of   Audit  and  Permissible   Non-Audit
Services

  The  Audit  Committee  has established  a  policy  to
pre-approve   all   audit  and  permissible   non-audit
services.   Prior to the engagement of the  independent
auditor,  the Audit Committee pre-approves the services
by  category  of service.  Fees are estimated  and  the
Audit  Committee requires the independent  auditor  and
management  to  report  actual  fees,  as  compared  to
budgeted  fees  by  category  of  service.   The  Audit
Committee has delegated pre-approval authority  to  the
Audit  Committee Chairman for engagements of less  than
$25,000.    For   informational  purposes
only, any  pre-approval  decisions  made by  the  Audit
Committee  Chairman   are    reported   at   the  Audit
Committee's  next scheduled   meeting.   The percentage
of audit-related fees, tax fees and all other fees that were approved by the Audit Committee for fiscal 2012 was 100 percent of the total fees incurred.

Audit Committee Report to Stockholders

  The  Audit  Committee  of Seaboard  is  comprised  of
three  directors who are "independent," as  defined  by
the  NYSE MKT listing standards, and operates  under  a
written  charter.   The  Audit  Committee  Charter   is
available      on      Seaboard's      website       at
www.seaboardcorp.com.

  The   Audit   Committee  has  reviewed  the   audited
financial statements for fiscal year 2012 and discussed
them with management and with the independent auditors,
KPMG  LLP.   The  Audit Committee also  discussed  with
KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended,
"Communication with Audit Committees with Governance," as adopted by the PCAOB in Rule 3200T.

  The   Audit   Committee  has  received  the   written
disclosures   and  the  letter  from  the   independent
auditors  required  by applicable requirements  of  the
Public Company Accounting Oversight Board regarding the
independent  auditor's communications  with  the  Audit
Committee  concerning independence, and  has  discussed
with the independent auditors their independence.   The
Audit  Committee  has  concluded that  the  independent
auditors   currently   meet   applicable   independence
standards.

  The  Audit  Committee  has reviewed  the  independent
auditors'  fees  for audit and non-audit  services  for
fiscal  year  2012.   The  Audit  Committee  considered
whether such non-audit services are compatible with maintaining independent auditor independence and has concluded that they are compatible at this time.

  Based   on   its  review  of  the  audited  financial
statements and the other materials referred to above and the various discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Seaboard's Annual Report on Form 10-K for the year ended December 31, 2012.

  The   foregoing  has  been  furnished  by  the  Audit
Committee:

Douglas W. Baena (Chair)   David A. Adamsen   Edward I. Shifman, Jr.

ITEM  3:   STOCKHOLDER PROPOSAL REQUESTING SEABOARD  TO
REPORT   ITS   CHARITABLE,   POLITICAL   AND   LOBBYING
CONTRIBUTIONS

Stockholder Proposal

  The  Humane  Society  of the United  States,  2100  L
Street,  NW, Washington, DC 20037, which owns at  least
$2,000 in market value of our Company's common stock, proposes the adoption of the following resolution, and has furnished the following statement in support of its proposal:

       RESOLVED:  That  the  shareholders  request
     that  the  Company  provide a  report-updated
     semi-annually,      omitting      proprietary
     information,   and  produced  at   reasonable
     cost-disclosing the Company's:

       1.   monetary and non-monetary contributions and
     expenditures  made  to  non-profit   organizations
     operating under Section 501(c)(3) or 501(c)(4) of the Internal Revenue Code, and any other public or private charitable organizations;

       2.   monetary   and    non-monetary    political
     contributions  and  expenditures   not  deductible
     under Section 162(e)(1)(B) of the Internal Revenue
     Code, including but not limited to contributions or expenditures on behalf of political candidates, parties, committees or other political entities organized and operating under 26 USC Sec. 527 of the Internal Revenue Code; and

       3. any portion of any dues or similar payments made to any tax exempt organization that is used for expenditure or contribution that, if made directly by the Company, would not be deductible under Section 162(e)(1)(B) of the Internal Revenue
     Code.

  The report may be posted on the Company's website  to
reduce costs to shareholders and should be itemized  so
as to include the identity of each recipient as well as
the  amount  paid  to each recipient of  the  Company's
funds   that  are  used  for  political  or  charitable
contributions or expenditures, as described above.

Supporting Statement:

  Shareholders are entitled to know how their company is spending its funds for political or charitable purposes, and current disclosure is wholly insufficient to allow the Company's Board and its shareholders to fully evaluate the charitable and political use of corporate assets.

  Company executives exercise wide discretion over  the
use  of  corporate assets for political and  charitable
purposes.   Absent  a  system  of  accountability   for
political   and   charitable   contributions,   Company
executives may use Company's assets for objectives that
are  not  shared  by  and  may be  unfavorable  to  the
interests   of   the  Company  and  its   shareholders,
potentially harming long-term shareholder value.

  Principles of transparency and accountability  should
apply    to    Company   political    and    charitable
contributions.  Such  disclosure  is  consistent   with
transparent   governance  practices  of  publicly-owned
companies.

  If you AGREE with this critical governance reform, please vote FOR this resolution.

Seaboard Position:

  Your Board of Directors recommends a vote AGAINST the adoption of this stockholder proposal.

                     OTHER MATTERS

  The notice of meeting provides for the election of directors, the selection of independent auditors, the stockholder proposal described in Item 3 above, and for the transaction of such other business, as may properly come before the meeting. As of the date of this proxy statement, the Board of Directors does not intend to present to the meeting any other business, and it has not been informed of any business intended to be presented by others. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will take action and vote proxies, in accordance with their judgment of such matters.

  Action may be taken on the business to be transacted at the meeting on the date specified in the notice of meeting or on any date or dates to which such meeting may be adjourned.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based solely on a review of the copies of reports furnished to Seaboard and written representations that no other reports were required, Seaboard believes that during fiscal 2012, all reports of ownership required under Section 16(a) of the Securities Exchange Act of
1934 for directors and executive officers of Seaboard and beneficial owners of more than 10 percent of Seaboard's common stock have been timely filed.

                 STOCKHOLDER PROPOSALS

  It  is  anticipated that the 2014 annual  meeting  of
stockholders  will  be held on  April  21,  2014.   Any
stockholder  who intends to present a proposal  at  the
2014  annual  meeting  must  deliver  the  proposal  to
Seaboard  at  9000  West 67th Street, Shawnee  Mission,
Kansas  66202,  Attention:  David  M.  Becker  by   the
applicable deadline below:

-    If  the   stockholder  proposal  is  intended  for
     inclusion in Seaboard's proxy materials for that meeting, Seaboard must receive the proposal no later than November 15, 2013. Such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

-    If  the  stockholder  proposal  is to be presented
     without  inclusion  in Seaboard's  proxy materials
     for  that  meeting, Seaboard   must   receive  the
     proposal no later than January 22, 2014.

  Proxies solicited in connection with the 2014  annual
meeting  of  stockholders will confer on the  appointed
proxies  discretionary  voting  authority  to  vote  on
stockholder  proposals  that  are  not  presented   for
inclusion in the proxy materials, unless the proposing stockholder notifies Seaboard by January 29, 2014 that such proposal will be made at the meeting.

                 FINANCIAL STATEMENTS

  The  consolidated  financial statements  of  Seaboard
for  the  fiscal year ended December 31, 2012, together
with  corresponding  consolidated financial  statements
for  the  fiscal  year  ended December  31,  2011,  are
contained  in  the  Annual Report which  is  mailed  to
stockholders  with  this proxy statement.   The  Annual
Report is not to be regarded as proxy solicitation material.

                ADDITIONAL INFORMATION

  Any   stockholder  desiring  additional   information
about  Seaboard  and its operations may,  upon  written
request,  obtain a copy of Seaboard's Annual Report  to
the  Securities and Exchange Commission  on  Form  10-K
without   charge.   Requests  should  be  directed   to
Shareholder Relations, Seaboard Corporation, 9000  West
67th Street, Shawnee Mission, Kansas 66202.  Seaboard's
Annual Report to the Securities and Exchange Commission on Form 10-K is also available on Seaboard's Internet website at www.seaboardcorp.com.

            HOUSEHOLDING OF PROXY MATERIALS

  The  Securities and Exchange Commission  has  adopted
rules   that   permit   companies  and   intermediaries
(including    brokers)   to   satisfy   the    delivery
requirements for proxy statements, annual  reports  and
notices  of  internet availability of  proxy  materials
with  respect to two or more stockholders  sharing  the
same  address by delivering a single package  of  these
materials   addressed  to  those  stockholders.    This
process,   which   is   commonly   referred    to    as
"householding," potentially means extra convenience for stockholders and cost savings for companies.

  We  have adopted a "householding" procedure that  you
may wish to follow.  If you are receiving multiple sets
of  proxy  materials  and wish to  have  your  accounts
householded,    call    Shareholder    Relations     at
(913)   676-8800   or  send  written  instructions   to
Shareholder Relations, Seaboard Corporation, 9000  West
67th Street, Shawnee Mission, Kansas 66202. If you no longer wish to participate in householding (and instead wish that each stockholder sharing the same address with you receives a complete set of proxy materials), you must provide written notification to Shareholder
Relations  to  withhold your consent for  householding.
We will act in accordance with your wishes within 30 days after receiving such notification.

  Many  brokerage firms participate in householding  as
well.   If  you  have a householding request  for  your
brokerage account, please contact your broker.

SEABOARD CORPORATION



         IMPORTANT ANNUAL MEETING INFORMATION



                                                   Electronic Voting
                                                   Instructions

                                                   Available 24 hours a day, 7
                                                   days a week!

                                                   Instead   of   mailing
                                                   your  proxy,  you  may
                                                   choose   one  of   the
                                                   voting         methods
                                                   outlined   below    to
                                                   vote your proxy.

                                                   VALIDATION DETAILS ARE
                                                   LOCATED BELOW IN THE TITLE
                                                   BAR.

                                                   Proxies submitted  by  the
                                                   Internet    or   telephone
                                                   must  be received by 11:59
                                                   p.m.,  Eastern  Time,   on
                                                   April 21, 2013.

                                                   Vote by Internet

                                                   -Go to www.investorvote.com
                                                          /SEB

                                                   -Or scan the QR code with
                                                    your smartphone

                                                   -Follow the steps outlined
                                                    on the secure website

                                                   Vote by telephone

                                                   -Call toll free 1-800-652-
                                                    VOTE (8683) within the
                                                    USA, US territories
                                                    & Canada on a touch tone
                                                    telephone

                                                    -Follow the instructions
   Using a black ink pen, mark your                  provided by the recorded
   votes with an X as shown in                       message
   this  example.  Please  do   not
   write   outside  the  designated     [ X ]
   areas.

   Annual Meeting Proxy Card

    IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

   A    Proposals - The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2 and AGAINST Proposal 3.

   1. Election of Directors:

                            For  Withhold                         For  Withhold

    01-Steven J. Bresky     [ ]    [ ]      02-David A. Adamsen      [ ]    [ ]



    04-Joseph E. Rodrigues  [ ]    [ ]      05-Edward I. Shifman Jr. [ ]    [ ]



                                            03-Douglas W. Baena      [ ]    [ ]



                     For Against Abstain                For Against Abstain
   2. Ratify the                         3. Stockholder
      appointment    [ ]   [ ]     [ ]      proposal    [ ]   [ ]     [ ]
      of KPMG LLP                           requesting
      as independent                        the Company
      auditors of                           to report
      the Company.                          its
                                            charitable,
                                            political
                                            and
                                            lobbying
                                            contributions.

   B    Non-Voting Items

   Change of Address -                      Comments - Please print your
   Please print new address below.          comments below.


   C Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

   NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

   Date (mm/dd/yyyy) -      Signature 1 - Please        Signature 2 - Please
   Please print date        keep signature within       keep signature within
   below.                   the box.                    the box.

    IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.





   Proxy - SEABOARD CORPORATION

              THIS  PROXY IS SOLICITED ON BEHALF OF THE  BOARD  OF DIRECTORS
                FOR THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 22, 2013

   The undersigned hereby appoints Steven J. Bresky and Robert L. Steer and each of them, proxies with full power of substitution, to vote as designated below, on behalf of the undersigned all shares of Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Seaboard Corporation (the "Company") on April 22, 2013, and any adjournments thereof, with all power that the undersigned would possess if personally present. In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

   THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF ALL OF THE DIRECTORS, "FOR" ITEM 2 and "AGAINST" ITEM 3.

   (Continued and to be marked, dated and signed, on the other side)

         SEABOARD CORPORATION



         IMPORTANT ANNUAL MEETING INFORMATION






















   Using a black ink pen, mark your
   votes with an X as shown in
   this  example.  Please  do   not
   write   outside  the  designated
   areas.                           [X]

   Annual Meeting Proxy Card

               PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

   A   Proposals - The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2 and AGAINST Proposal 3.

   1. Election of Directors:


                           For  Withhold                         For  Withhold

    01-Steven J. Bresky    [ ]   [ ]    02-David A. Adamsen      [ ]     [ ]


    04-Joseph E. Rodrigues [ ]   [ ]    05-Edward I. Shifman Jr. [ ]     [ ]


                                        03-Douglas W. Baena      [ ]     [ ]


                     For Against Abstain                    For Against Abstain

   2. Ratify the     [ ]   [ ]     [ ]    3. Stockholder    [ ]   [ ]     [ ]
      appointment of                         proposal
      KPMG LLP as                            requesting the
      independent                            Company to
      auditors of                            report its
      the Company.                           charitable,
                                             political and
                                             lobbying
                                             contributions.





   B Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

   NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                Signature 1-              Signature 2-
   Date (mm/dd/yyyy)-           Please keep signature     Please keep signature
   Please print date below.     within the box.           within the box.

               PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.





   Proxy - SEABOARD CORPORATION

              THIS  PROXY IS SOLICITED ON BEHALF OF THE  BOARD  OF DIRECTORS
                FOR THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 22, 2013

   The undersigned hereby appoints Steven J. Bresky and Robert L. Steer and each of them, proxies with full power of substitution, to vote as designated below, on behalf of the undersigned all shares of Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Seaboard Corporation (the "Company") on April 22, 2013, and any adjournments thereof, with all power that the undersigned would possess if personally present. In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

   THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF ALL OF THE DIRECTORS, "FOR" ITEM 2 and "AGAINST" ITEM 3.

   (Continued and to be marked, dated and signed, on the other side)